Exhibit 99
PARAMOUNT GLOBAL’S SPECIAL COMMITTEE ANNOUNCES
RECEIPT OF ACQUISITION PROPOSAL AND 15-DAY EXTENSION OF “GO SHOP” PERIOD TO CONTINUE ENGAGEMENT
NEW YORK – August 21, 2024 – The Special Committee of the Board of Directors (the “Special Committee”) of Paramount Global (NASDAQ: PARA, PARAA) (“Paramount” or “the Company”) today announced the receipt of an acquisition proposal from Edgar Bronfman, Jr., on behalf of a consortium of investors (the “Bronfman Consortium”), that the Special Committee has determined qualifies the Bronfman Consortium as an “Excluded Party” under the terms of the Skydance transaction agreement. As a result, the “go shop” period is extended for the Bronfman Consortium until September 5, 2024, pursuant to the transaction agreement to which the Company remains subject.
There can be no assurance this process will result in a Superior Proposal. The Company does not intend to disclose further developments unless and until it determines such disclosure is appropriate or is otherwise required.
During the go-shop period, representatives of the Special Committee contacted more than 50 third parties to determine whether they had an interest in making a proposal to acquire Paramount. With respect to other parties, the go-shop period will expire at 11:59 p.m. Eastern Time today.
Centerview Partners LLC serves as financial advisor to the Paramount Special Committee and Cravath, Swaine & Moore LLP serves as legal counsel.
Important Information About the Transactions and Where To Find It
In connection with the proposed transactions involving Paramount, Skydance and NAI (the “Transactions”), Paramount will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include an information statement on Schedule 14C and that will also constitute a prospectus of Paramount. Paramount may also file other documents with the SEC regarding the Transactions.
This document is not a substitute for the information statement/prospectus or registration statement or any other document that Paramount may file with the SEC. INVESTORS AND SECURITY HOLDERS OF PARAMOUNT ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH WILL INCLUDE THE INFORMATION STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement on Form S-4 (when available), which will include the information statement/prospectus, and other documents filed with the SEC by Paramount through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Paramount (+1-646-824-5450; jaime.morris@paramount.com).
No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Cautionary Notes on Forward-Looking Statements
This communication contains both historical and forward-looking statements, including statements related to our future results, performance and achievements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities

Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.
Important risk factors that may cause such a difference include, but are not limited to: (i) that the Transactions may not be completed on anticipated terms and timing (or at all), (ii) that a condition to closing of the Transactions may not be satisfied, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) that the anticipated tax treatment of the Transactions may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the Transactions, (v) potential litigation relating to the Transactions that could be instituted against Paramount or its directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, including the effect of the Transactions on the Company’s employees, commercial partners, clients and customers, and contractual restrictions while the Transactions are pending, (vii) any negative effects of the announcement, pendency or consummation of the Transactions on the market price of Paramount’s common stock and on Paramount’s or Skydance’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Transactions, (ix) the risks and costs associated with the integration of, and the ability of Paramount and Skydance to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the Transactions will harm Paramount’s business, including current plans and operations or by diverting management’s attention Paramount’s ongoing business operations, (xi) the ability of Paramount to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in Paramount’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, (xiv) that the acquisition proposal received from the Bronfman Consortium may not result in a Superior Proposal, and (xv) management’s response to any of the aforementioned factors. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known.
These risks, as well as other risks associated with the Transactions, will be more fully discussed in the information statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the Transactions. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Paramount’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by applicable law.
Contact:
Brunswick Group
ParamountSpecialCommittee@brunswickgroup.com
(212) 333 – 3810